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ATMEL CORPORATION

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Beginning May 3, 2007, Atmel Corporation will deliver presentations to investors and various other parties that include the following slides. These slides are also posted on Atmel’s website at http://www.atmel.com/ir/.

Atmel Corporation May 2007

SAFE HARBOR LANGUAGE This presentation contains forward-looking statements that involve risks and uncertainties, including statements about Atmel's strategic plans, restructuring and other initiatives, including the anticipated benefits and cost savings of such initiatives, the expected timing of re-establishing SEC reporting, and statements regarding Atmel's future prospects. All forward-looking statements included in this release are based upon information available to Atmel as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the final conclusions of the Audit Committee (and the timing of such conclusions) concerning matters relating to stock option grants, the impact of competitive products and pricing, timely design acceptance by our customers, timely introduction of new technologies, ability to ramp new products into volume, industry wide shifts in supply and demand for semiconductor products, industry and/or Company overcapacity, effective and cost efficient utilization of manufacturing capacity, financial stability in foreign markets, the ability to recognize the benefits of our restructuring and other initiatives, any delays in the preparation and filing of our SEC reports, and other risks detailed from time to time in Atmel's SEC reports and filings, including our Form 10-K, filed on March 16, 2006 and subsequent Form 10-Q reports. 2

Why We Are Here New management team driving a significant business transformation Restructuring Atmel's business, enhancing governance and ethics to benefit shareholders Immediate actions have been taken We are just beginning -- we will take additional actions to further enhance shareholders value George Perlegos, who was terminated for cause, is seeking to regain control at a special shareholders meeting on May 18, 2007 Seeking to replace the independent directors who terminated him We want shareholders to send a strong signal to George Perlegos by rejecting his proposal and discouraging an ongoing, self-serving campaign that damages shareholder value Please use the WHITE proxy card to vote all of your shares AGAINST George Perlegos's proposal 3

Perlegos's Plan to Regain Control Remove experienced, independent directors who terminated him for cause: David Sugishita (Applied Materials, National Semiconductor) Steven Laub (Lattice Semiconductor, Silicon Image) Pierre Fougere (Matra Semiconductors) Dr. Chaiho Kim (Santa Clara University) T. Peter Thomas (Altera, Cirrus Logic, FormFactor, TelCom Semiconductor, Transmeta) These five directors have over 75 years of semiconductor experience Replace current board with his own handpicked nominees with limited semiconductor experience: Only 1 of Perlegos's eight nominees has any semiconductor industry experience George Perlegos is personally paying each of his director nominees $100,000 to serve on his slate for the special and annual meetings, which impairs their independence from George Perlegos Become "interim CEO" and hand pick successor 4

George Perlegos's Legacy at Atmel Ethical failures George Perlegos and former General Counsel responsible for widespread and intentional options backdating George and Gust Perlegos along with two other senior executives fired for cause for using corporate funds for personal travel Financial losses and stagnant growth Atmel suffered net losses in each of the last five full years under Perlegos, over $1.2 billion in aggregate Atmel's revenue growth stagnated at 2% in the most recent full fiscal year prior to Perlegos's termination Operational inaction Perlegos failed to initiate any of the actions he has recently proposed Share repurchase history: repurchased only 4.4 million shares at an average price of $1.93 despite 2002 board authorization to repurchase up to 100 million shares Suspended financial reporting / Stock options investigation Under Perlegos, Atmel became unable to file its financial statements 5

Financial Performance Lagged Peers Under George Perlegos 9% 9% 8% 7% 7% 7% 6% 5% 2% 1% (8%) 3% 1% 0% 10% 10% 11% 12% 24% 43% (25%) (15%) (5%) 5% 15% 25% 35% 45% 55% Atmel 49% 44% 43% 40% 37% 33% 10% 26% 79% 72% 66% 62% 59% 58% 52% 53% 55% 22% 22% 34% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2005 Gross Margin %(1) Atmel 2005 Operating Margin % (1)(2) Atmel 23% 17% 17% 14% 13% 7% 7% 6% 2% (0%) (5%) (7%) (14%) (2%) 23% 26% 28% 34% 40% 54% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% Notes: Peers include MCHP, IRF, LLTC, ALTR, NSM, LSI, ADI, MXIM, XLNX, MRVL, FCS, ONNN, SPSN, AGR, FSL, BRCM, STM, IFX, CY 6 2004-2006 Revenue CAGR % (1) 1) Fiscal year 2006 financial information is not final until Atmel's 2006 Form 10-K is filed 2) Excludes restructuring costs

Value Destruction Under George Perlegos 5 Years 10 Years Atmel (55.4%) (39.1%) NASDAQ 2.5% 86.1% SOX* (34.9%) 150.9% Relative to NASDAQ (57.9%) (125.2%) Relative to SOX (20.5%) (190.0%) * PHLX Semiconductor Sector index Note: Data is for price performance up to and including August 4, 2006, the last trading day prior to termination of George Perlegos for cause Stock Price Performance 7

Mission of New Management Focus on microcontroller and microcontroller related businesses Deliver superior financial performance Return excess capital to shareholders Adhere to high ethics and practice excellent corporate governance Manage Atmel in the Best Interests of Shareholders 8

Microcontroller Memory ASIC RF & Auto Atmel Business Portfolio - 2006 Favorable Neutral Unfavorable Improve, Restructure and/or Exit Market Position Growth Opportunity Profitability Capital Required Customer Concentration Synergy with Microcontroller Characteristics: ASIC (Excl: Smart Card) Smart Card SEEPROM Serial Flash 9 2006 Revenues* $420MM $487MM $385MM $375MM * As per company's press release dated Feb 1, 2007

Microcontrollers Characteristics Large and growing market Diversified end markets and customer base Proprietary, high margin products High customer switching cost Atmel Position / Opportunities AVR - 8-bit architecture of choice 8-bit industry leadership opportunity High growth 32-bit opportunity ARM and AVR products Fundamental Technology Integrates peripheral functions Analog, Memory, I/O, other Leverages other products Serial EEPROM, Analog Increasing 8-bit Market Share 2002 2003 2004 2005 2006 3 3.6 4.4 4.9 7.3% 10

Automotive Characteristics Large and growing market Increasing content per vehicle Attractive margins Strong customer relationships Long product life cycles Atmel Position / Opportunities Strong European customer relationships Growth opportunities in North America and Asia Margin expansion through Colorado fab Synergistic with Microcontrollers Largest microcontroller end market Leverage customer relationships Share technology and infrastructure MCU market 11

Transforming Atmel Perlegos's Atmel New Atmel Business Focus Business Profile Revenue Growth Gross Margin Operating Margin Internal Wafer Sourcing Management Philosophy All areas Everywhere you are(r) Mixed Slower than market 26%* (3.9%)* ~95% Unresponsive, unilateral decisions MCU+ High growth / high margin Faster than market 45% - 50%+ 15% - 20%+ Less than 50% Transformational, decisive, action oriented, responsive * CY2005 12

Transforming Atmel - Business Portfolio Increased focus and resources on microcontrollers Eliminated development on low return products and projects Mobile Phone BB, WLAN, VoIP, USB, DAB, Memory Chip Module, and others Reorganized along product lines Actions Taken Finish portfolio rationalization Improve, restructure and/or exit businesses that don't meet financial targets Perlegos's Atmel Non-synergistic product portfolio Unfocused product development Next Steps New Atmel 13

Actions Taken Perlegos's Atmel New Atmel Commenced manufacturing rationalization Sold Irving, Texas fab Selling North Tyneside and Heilbronn fabs Adding foundry relationships Reduced fixed cost structure Consolidating and centralizing manufacturing operations Instituting advanced methodologies and processes Redesign products for lower cost Optimize R&D processes Expand use of foundry partners Leverage improved cost structure Excess, high cost, manufacturing capacity Autonomous operating structure / limited control systems Poor execution -- failure to meet customer needs Next Steps Transforming Atmel - Operations 14

Transforming Atmel - Organization Hired seasoned, proven executives SVP Operations VP of Americas Sales VP Information Technology VP Human Resources Chief Legal Officer Implemented variable compensation Pay for performance Shareholder alignment Continue to build management team and talent Unify and standardize business processes Gaps in management team Misaligned reward structure Lack of accountability Actions Taken Next Steps Perlegos's Atmel New Atmel 15

Transforming Atmel - Financial Results Reduced manufacturing cost structure Eliminated investment in low margin products $70-80MM 2007 savings $80-95MM 2008 savings Shifted investment into microcontrollers Instituted a rigorous annual plan and budgeting process Accelerate revenue growth Expand product margins Leverage reduced asset base Restore SEC reporting Stagnant growth Low margins Over $1.2 billion in losses Absence of financial reporting Stock option backdating impact of approximately $125MM (pre-tax) Actions Taken Next Steps Perlegos's Atmel New Atmel 16

Established ethical "tone at the top" Implemented majority voting standard for uncontested director elections Adopted formal corporate governance guidelines Committed to adding new independent directors to the Board Transforming Atmel - Corporate Governance 17

Q1 Financial Update Strong core products growth despite industry-wide weak first quarter At high end of our guidance Exceeded analysts' estimates Outperformed industry Outperformance driven by: 9% sequential growth and 19% year-over-year growth in microcontroller revenues 17% sequential growth in proprietary AVR microcontroller revenues 7% sequential growth in RF and Automotive business revenues, excluding foundry products Cash position, net of debt, increased for third consecutive quarter $34.5MM increase in Q1 alone: $332.3MM cash position, net of debt, as of 03-31-07 vs. $297.8MM at 12-31-06 Expect continued strong returns and growth Guidance: second quarter 2007 revenues up 1%-4% sequentially 18

Our Path To Unlocking Shareholder Value - Just Beginning Established shareholder value focused leadership Focus on microcontroller and microcontroller related businesses Improve, restructure, and/or exit businesses that do not meet financial targets Complete rationalization of manufacturing operations, reduce cost structure and expand foundry relationships Return excess capital to shareholders Please Vote the WHITE Proxy Card AGAINST Perlegos's Proposal 19

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